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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      February 1, 2001
                                                      -----------------


                           NEXTPATH TECHNOLOGIES, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          NEVADA                    000-26425                84-1402416
----------------------------   ------------------------  -------------------
(State or Other Jurisdiction)  (Commission File Number)  (IRS Employer of
Incorporation                                             Identification No.)



              5050 North 40th Street
                  Suite 340
              PHOENIX, ARIZONA                               85016
------------------------------------------                ------------
 (Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code (602) 224-0685
                                                   (602) 912-9595 (facsimile)
                                                   --------------------------



        --------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)










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Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)   Exhibits:

            See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

Item 9.    REGULATION FD DISCLOSURE.

            A copy of the press release dated February 1, 2001 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    NEXTPATH TECHNOLOGIES, INC.



Date: February 1, 2001              By   /s/ Kenneth Uptain
                                          -------------------------

                                          Kenneth Uptain, President, CEO



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                           NEXTPATH TECHNOLOGIES, INC.
                               (THE "REGISTRANT")
                         (COMMISSION FILE NO. 000-26425)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                             DATED February 1, 2001




                                                INCORPORATED
EXHIBIT                                           HEREIN BY          FILED
NUMBER                DESCRIPTION               REFERENCE TO        HEREWITH
-------               -----------               ------------        --------

99.1                 Press Release,                                    X
                     dated February 1, 2001